--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 15, 1999



                         First Alliance Mortgage Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           California                  333-44585-08             95-2944875
--------------------------------     ----------------     ----------------------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
         Incorporation)                   Number)           Identification No.)


                                                                92614-6203
         17305 Von Karman Avenue                          ----------------------
           Irvine, California                                   (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5.  Other Events.
         -------------

         In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1999-3, described in a Prospectus Supplement to be dated as of September 1999, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         The Related Computational Materials furnished to certain prospective investors by the Underwriter, Lehman Brothers Inc., are filed herewith as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         99.1 Computational Materials provided by Lehman Brothers Inc. in connection with sales efforts related to the Registrant's securities.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:  FIRST ALLIANCE MORTGAGE COMPANY,
                                         as Company


                                    By:    /s/ Francisco Nebot
                                           ----------------------------------
                                    Name:  Francisco Nebot
                                    Title: Executive Vice President and Chief
                                           Financial Officer


Dated:   September 15, 1999

--------------------------------------------------------------------------------------------------------------
                                               Terms of the Offering
--------------------------------------------------------------------------------------------------------------

Issuer:                                First Alliance Mortgage Loan Trust 1999-3

Seller and Servicer:                   First Alliance Mortgage Company

Depositor:                             First Alliance Mortgage Company

Trustee and Oversight Agent:           Norwest Bank Minnesota, National Association

Certificate Insurer:                   MBIA
                                       (Rated Aaa/AAA/AAA by Moody's, S&P and Fitch)

Underwriter:                           Lehman Brothers

Offered Securities:                    Class A-1 and Class A-2 Certificates (the "Certificates")

Retained Securities:                   Class R Certificates

Expected Settlement Date:              September 17, 1999 through DTC, Euroclear and CEDEL

Payment Date:                          20th of each month, or the next succeeding Business Date
                                       (First Payment Date: October 20, 1999)

Cut-Off Date:                          September 1, 1999 (close of business)

Delay Days:                            19 days for Class A-1; 0 days for Class A-2

Day Count:                             30/360 for Class A-1; Actual/360 for Class A-2

Servicing Fee:                         0.50% of the Pool Principal Balance per annum

Optional Clean-up Call                 Any Payment Date on or after which the Aggregate Pool Principal Balance declines to 10% or less of the Aggregate Cut-Off Date Pool Principal
                                       Balance

Denomination:                          $25,000 and multiples of $1,000 in excess thereof

SMMEA Eligibility:                     The Certificates are not SMMEA eligible

ERISA Eligibility:                     The Certificates are expected to be ERISA eligible

Tax Status:                            REMIC election, debt for federal income tax purposes

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------------------------------------
                                          Terms of the Offering (cont.)
--------------------------------------------------------------------------------------------------------------

Collateral Pool:                       o    Pool Principal Balances are as of the Cut-Off Date

                                       o    840 loans with an aggregate Cut-Off Date Pool Principal Balance of $91,871,071.62.  After the funding period the Aggregate Cut-Off
                                            Date Pool Principal Balance is expected to be approximately
                                            $120,000,000

                                       o    Consists of two groups:

                                            Group I consists of $35,239,006.40 of fixed rate conforming balance mortgage loans secured by first and second lien mortgages on primarily 1 - 4 family properties. After the funding period the
                                            Group I aggregate Cut-Off Date Pool Principal Balance is expected to be approximately $40,000,000

                                            Group II consists of $56,632,065.22 of adjustable rate mortgage loans secured by first lien mortgages on primarily 1 - 4 family properties. The interest rates on the mortgage loans are based on 6 month LIBOR, consisting of 74.01% 2/28s, 24.08% regular 6-month
                                            LIBOR and 1.91% other initial fixed rate periods. After the funding period the Group II aggregate Cut-Off Date Pool Principal Balance is expected to be approximately $80,000,000

                                            Both the fixed rate mortgage loans and the adjustable rate mortgage loans will accrue interest at a rate calculated on the actuarial method.

                                       o    For collateral statistics please see the "Collateral Summary"

Credit Enhancement:                    o    Two MBIA Insurance Policies

                                       o    Overcollateralization: The required amount of overcollateralization for Group I and Group II is based on certain minimum and maximum levels of overcollateralization and on the performance of the mortgage loans, for each respective Loan Group

                                       o    Cross-collateralization: Excess interest from one loan group will be available to fund interest shortfalls, to cover losses and build OC in the other loan groups

Monthly Advances:                      The Servicer:

                                       (1)  is required to advance interest for delinquent loans up to liquidation, unless it determines that these advances are not recoverable

                                       (2)  will be reimbursed for these advances from future collections

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------------------------------------
                                          Terms of the Offering (cont.)
--------------------------------------------------------------------------------------------------------------

Servicer Advances:                     The Servicer:

                                       (1)  pays all out-of-pocket expenses to service these loans

                                       (2)  will be reimbursed for these advances from future collections

Compensating Interest:                 The Servicer:

                                       (1)  will be required to remit (to the extent described below) interest shortfalls due to full prepayments which result in the receipt of accrued interest which is less than the interest that would have accrued for the entire month; subject to certain limitations

                                       (2)  has no right of reimbursement

                                       This obligation is capped at the aggregate Servicing Fee for the related period

                                       MBIA:
                                       (1)  will supplement these compensating interest payments to the extent necessary to pay timely interest on the Certificates

Certificate Interest Accrual:          o    Interest on the Class A-1 Certificates accrues during the calendar month preceding each Payment Date

                                       o    Interest on the Class A-2 Certificates accrues from the last Payment
                                            Date (or from the Closing Date in the case of the first Payment
                                            Date) to, but not including, the current Payment Date

                                       o    Accrues on the Class A-1 Certificates on a 30/360 basis and on the
                                            Class A-2 Certificates on an actual/360 basis

                                       o    Paid monthly on each Payment Date

                                       o    For Class A-1 accrues at a rate equal to 7.59%; for Class A-2 accrues at a rate equal to the lesser of (A) 1 month LIBOR + the applicable margin, (B) 15% per annum ("Stated Cap") and (C) the
                                            Available Funds Cap. The lesser of (A) and (B), the "Class A-2
                                            Formula Rate"; and the lesser of (A), (B) and (C), the "Class A-2
                                            Pass-Through Rate"

                                       o    Any interest due but unpaid on a Class A-2 Certificate from a prior
                                            Payment Date will increase the interest payment due on the next
                                            Payment Date, plus accrued interest

Available Funds Cap:                   The "Available Funds Cap" for any Payment Date equals the weighted average of the mortgage rates on the mortgage loans in Group II less the sum of the following per annum rates: (A) the Servicing Fee Rate (B) the rate at which the premium due to the Certificate Insurer with respect to the Class A-2 Certificates accrues, (C) the rate at which the fee due to the Oversight Agent with respect to the Class A-2 Certificates accrues and (D) beginning on the thirteenth Payment Date following the
                                       Settlement Date, 0.50%.

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------------------------------------

Class A-2 Available Funds Cap          Interest accrued on the Class A-2 Certificates at a per annum rate
Carry-Forward Amount                   equal to the excess of the Class A-2 Pass-Through Rate, plus any
                                       Formula Rate over the Class A-2 interest accrued thereon

Step-up:                               If the Clean-up Call is not exercised, the annual interest rate on the
                                       Class A-1 Certificates increases to 8.09%, and the margin on the Class
                                       A-2 Certificates increases to twice the initial margin

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------------------------------------
                                          Terms of the Offering (cont.)
--------------------------------------------------------------------------------------------------------------

Certificate Principal:                 o    Class A-1 Certificates are generally paid down with principal collected on the Group I loans

                                       o    Class A-2 Certificates are generally paid down with principal collected on the Group II loans

                                       o    Group I excess interest after making the distributions in (I-1) -
                                            (I-7) below will be applied to pay principal on the Class A-1
                                            Certificates to the extent needed to reach and maintain the Group I
                                            Target OC ("Net Monthly Excess Cashflow")

                                       o    Group II excess interest after making the distributions in (II-1) -
                                            (II-7) below will be applied to pay principal on the Class A-2
                                            Certificates to the extent needed to reach and maintain the Group II
                                            Target OC ("Net Monthly Excess Cashflow")

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


-------------------------------------------------------------------------------------------------------------------

Payment Priority:                      Principal and interest collections (net of the Servicing Fee) and draws on the Policy for the respective Loan Group (such draws available only to make payments to Class A Certificateholders, excluding the Class A-2 Available
                                       Funds Cap Carry-Forward Amount) will be allocated as follows:

                                       Group I:

                                       (I-1)   Premium to the Certificate Insurer and fee to Oversight Agent, in
                                               each case in respect of Group I

                                       (I-2)   Class A-1 Interest to the Class A-1 Certificateholders

                                       (I-3)   Class A-1 Principal to the Class A-1 Certificateholders, not
                                               including Net Monthly Excess Cashflow

                                       (I-4)   Class A-2 Interest shortfalls to the Class A-2 Certififcateholders

                                       (I-5)   Class A-2 Principal shortfalls to the Class A-2 Certificateholders, not including Net Monthly Excess Cashflow

                                       (I-6)   Reimbursement for prior draws on the related policy to the
                                               Certificate Insurer

                                       (I-7)   Reimbursement for prior draws on the other policy to the Certificate
                                               Insurer

                                       (I-8)   Net Monthly Excess Cashflow to the Class A-1 Certificateholders

                                       (I-9)   Shortfalls in Target OC to the Class A-2 Certificateholders

                                       (I-10)  Class A-2 Available Funds Cap Carry-Forward Amount

                                       (I-11)  Accrued and unpaid Servicing Fee to the Servicer

                                       (I-12)  Nonrecoverable advances not previously reimbursed to the Servicer

                                       (I-13)  Other amounts owed to Certificate Insurer under Insurance Agreement

                                       (I-14)  Other amounts owed to the Oversight Agent

                                       (I-15)  Remaining amounts to the holder of the Residual Interest

-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------------------------
                                          Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------------------------

Payment Priority (cont.):              Group II:

                                       (II-1)  Premium to the Certificate Insurer and fee to the Oversight Agent,
                                               in each case in respect of Group II

                                       (II-2)  Class A-2 Interest to the Class A-2 Certificateholders

                                       (II-3)  Class A-2 Principal to the Class A-2 Certificateholders, not
                                               including Net Monthly Excess Cashflow

                                       (II-4)  Class A-1 Interest shortfalls to the Class A-1 Certififcateholders

                                       (II-5)  Class A-1 Principal shortfalls to the Class A-1 Certificateholders, not including Net Monthly Excess Cashflow

                                       (II-6)  Reimbursement for prior draws on the related policy to the
                                               Certificate Insurer

                                       (II-7)  Reimbursement for prior draws on the other policy to the Certificate
                                               Insurer

                                       (II-8)  Net Monthly Excess Cashflow to the Class A-2 Certificateholders

                                       (II-9)  Shortfalls in Target OC to the Class A-1 Certificateholders

                                       (II-10) Class A-2 Available Funds Cap Carry-Forward Amount

                                       (II-11) Accrued and unpaid Servicing Fee to the Servicer

                                       (II-12) Nonrecoverable advances not previously reimbursed to the Servicer

                                       (II-13) Other amounts owed to Certificate Insurer under Insurance Agreement

                                       (II-14) Other amounts owed to the Oversight Agent

                                       (II-15) Remaining amounts to the holder of the Residual Interest

-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


--------------------------------------------------------------------------------------------------------------------

                                          Loan Group F Collateral Summary
--------------------------------------------------------------------------------------------------------------------

    Collateral statistics for the fixed rate home equity loans in the Statistic Calculation Pool, as of 7/31/99

Total Number of Loans                                                             389
Total Outstanding Loan Balance                                         $35,239,006.40
Average Loan Current Balance                                               $90,588.71       $15,185.00 to 353,999.00
WA Coupon                                                                       9.18%                7.49% to 14.15%
WA Original Term (mo.)                                                            333                     120 to 360
WA Remaining Term (mo.)                                                           332                     119 to 360
WA CLTV                                                                        60.74%                9.80% to 85.00%
Weighted Average FICO                                                             625                     314 to 819
Lien Position (first/second)                                             98.54%/1.46%
Property Type
        Single Family                                                          90.49%
        Condo                                                                   1.67%
        Two-to-Four Family                                                      6.95%
        Other                                                                   0.88%
Occupancy Status
        Owner Occupied                                                         98.18%
        Non-Owner Occupied                                                      1.82%
Geographic Distribution
other states account individually for less than                     CA:        34.95%
5% of pool balance                                                  NY:        26.15%
                                                                    NJ:         6.42%
                                                                    IL:         6.07%
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).